THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL 2020, Lincoln AssetEdge® Exec VUL 2020

Supplement dated August 16, 2023 to the Prospectus dated May 1, 2023

The purpose of this supplement is to clarify certain information contained in your flexible premium variable life insurance contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The following section should be included under “Policy Charges And Fees”:
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We reserve the right to change this charge, but guarantee it will not exceed 5% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment".

Please retain this supplement for future reference.